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                                                                         Ex 10.9

                  EIGHTH AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS EIGHTH AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is made and entered into as of February 22, 2005, by and between SILVERLEAF RESORTS, INC., a Texas corporation ("Seller"), and ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company; ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company; ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company; ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation; and ALGONQUIN POWER INCOME FUND, a Canadian income trust (collectively, the "Purchaser").

                                   WITNESSETH

     WHEREAS, as of August 29, 2004, Seller and Purchaser entered into that certain Asset Purchase Agreement (the "Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to purchase certain water and sewer facilities owned by Seller (the "Real Property"); and

     WHEREAS, pursuant to a First Amendment to Asset Purchase Agreement dated October 12, 2004, a Second Amendment to Asset Purchase Agreement dated October 20, 2004, a Third Amendment to Asset Purchase Agreement dated November 10, 2004, a Fourth Amendment to Asset Purchase Agreement dated November 12, 2004, a Fifth Amendment to Asset Purchase Agreement dated November 16, 2004, a Sixth Amendment to Asset Purchase Agreement dated November 30, 2004, and a Seventh Amendment to Asset Purchase Agreement dated January, 2005, Seller and Purchaser agreed on certain modifications to the terms and conditions of the Agreement (hereinafter the Agreement as modified is referred to as the "Agreement"); and

     WHEREAS, Seller and Purchaser desire to further modify the terms and conditions of the Agreement to amend Schedule 2.02 of the Agreement to provide for a further allocation of the Purchase Price set forth thereon;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

          1. Notwithstanding anything to the contrary contained in the Agreement, Seller and Purchaser hereby agree that the allocation of the Purchase Price set forth in Schedule 2.02 to the Agreement is hereby amended as set forth on the Schedule 2.02 attached to this Amendment and that the remainder of the Purchase Price not allocated to the Real Property shall cover the remaining Assets being conveyed by Seller to Purchaser under the Agreement.

     Except as specifically set forth above, all terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal, as of the date and year first above written.

                                   SELLER:

                                   SILVERLEAF RESORTS, INC., a Texas corporation


                                   By: /S/ ROBERT E. MEAD
                                       -----------------------------------------
                                   Name: Robert E. Mead
                                   Its: CEO


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                                   PURCHASER:

                                   ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company


                                   By: /S/ IAN ROBERTSON
                                       -----------------------------------------
                                   Its: Authorized Signing Officer


                                   ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company


                                   By: /S/ IAN ROBERTSON
                                       -----------------------------------------
                                   Its: Authorized Signing Officer


                                   ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company


                                   By: /S/ IAN ROBERTSON
                                       -----------------------------------------
                                   Its: Authorized Signing Officer


                                   ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation


                                   By: /S/ IAN ROBERTSON
                                       -----------------------------------------
                                   Its: Authorized Signing Officer


                                   ALGONQUIN POWER INCOME FUND,
                                   a Canadian income trust

                                   By its Manager,


                                   ---------------------------------------------


                                   ALGONQUIN POWER MANAGEMENT, INC.


                                   By: /S/ IAN ROBERTSON
                                       -----------------------------------------
                                   Its: Authorized Signing Officer

List of Schedules and Exhibits to Agreement:

Schedule 2.02 Allocation of Purchase Price


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